                                                    EXHIBIT 10.1.12

                              AMENDMENT TO
                     RECEIVABLES PURCHASE AGREEMENT


     AMENDMENT AGREEMENT dated as of December 13, 1996 among FIRST UNION NATIONAL BANK, a national banking association, solely in its capacity as the trustee (the "Trustee") for CHARMING SHOPPES MASTER TRUST, a trust formed pursuant to the Pooling and Servicing Agreement (as defined in Exhibit I to the RPA (as hereinafter defined)) (in such capacity, the "Seller"), FASHION SPC, INC., a Delaware corporation (the "Subordinated Purchaser"), SPIRIT OF AMERICA NATIONAL BANK, a national banking association ("Spirit"), in its capacity as the originator or the owner (prior to the sale thereof to the Seller pursuant to the Pooling and Servicing Agreement) of the Accounts (as defined in Exhibit I to the RPA) (in such capacity, the "Owner") and in its capacity as the Servicer (in such capacity, the "Services"), CXC INCORPORATED, a Delaware corporation ("CXC"), and CITICORP NORTH AMERICA, INC., a Delaware corporation ("CNAI"), as agent (the "Agent") for the Purchasers and, as to Sections 2 and 4 (b) hereof only, CHARMING SHOPPES, INC., a Pennsylvania corporation ("Charming Shoppes"), and FASHION SERVICE CORP., a Delaware corporation ("FSC").

     Preliminary Statements. (1) The Seller, the Subordinated Purchaser, the Owner, the Servicer, the Purchasers and CNAI as Agent, are parties to a Receivables Purchase Agreement dated as of April 4, 1996 (the "RPA"; capitalized terms not otherwise defined herein shall have the meanings attributed to them in the
RPA), pursuant to which a Purchaser may, in its sole discretion, purchase Receivable Interests from the Seller;

     (2) Charming Shoppes and FSC are parties to a Company Agreement dated as of April 4, 1996 (the "Company Agreement") in favor of the Purchasers and the Agent, pursuant to which Charming Shoppes and FSC agree, among other things, to cause the performance and observance by each of the Owner, the Servicer and the Seller and their respective successors and assigns of all of the terms, covenants, conditions, agreements and undertakings on the part of the Owner, the Servicer and the Seller, respectively, to be performed or observed under the RPA;

     (3) The Seller, the Subordinated Purchaser, the Owner, the Servicer, the Purchasers, the Agent and Citibank desire to amend the RPA to (i) increase the maximum permitted Floating Allocation Percentage, (ii) increase the maximum permitted Quarterly Charge-Off Ratio and (iii) establish an escrow account relating to charge-offs; and

     (4) Charming Shoppes, FSC and the Agent desire to confirm that the Company Agreement continues to apply to the RPA as amended hereby;

     NOW, THEREFORE, the parties agree as follows:

     SECTION 1. Amendments to RPA. The RPA shall be amended as follows, effective as of the date on which all of the conditions precedent set forth in Section 4 shall be satisfied:

     (I) a new Section 7.17 to the RPA is added to read in its entirety as follows:

	  "SECTION 7.17.  The CO Escrow Account.

	  (a) Establishment. If at any time the Quarterly Charge-Off Ratio shall exceed 12%, the Agent shall establish an account (the "CO Escrow Account") in the name and under the control of the Agent with an Eligible Institution (which may be Citibank, N.A.) titled "Citicorp North America, Inc., as Agent, pursuant to the Receivables Purchase Agreements dated as of April 5, 1996, as amended, among Spirit of America National Bank, as Owner and Servicer, the Agent and certain other parties (CO Escrow Account)". The CO Escrow Account shall be a fully segregated trust account, unless the Escrow Bank shall be (i) an Eligible Institution having short-term debt ratings from S&P and Moody's no lower than A-1/P-1 or (ii) Citibank, N.A. The CO Escrow Account shall be under the sole dominion and control of the Agent, and neither the Subordinated Purchaser, nor any Person claiming by, through or under the Subordinated Purchaser shall have any right, title or interest in, or any right to withdraw any amount from, the CO Escrow Account.

	  (b) Taxation. The taxpayer identification number associated with the CO Escrow Account shall be that of the Subordinated Purchaser and the Subordinated Purchaser will report for federal, state and local income tax purposes the income, if any, earned on funds in the CO Escrow Account.

	  (c) Investments. The Subordinated Purchaser is hereby appointed as the investment agent, which appointment the Subordinated Purchaser hereby accepts, to act on behalf of the Agent for determining investments of cash at any time on deposit in the CO Escrow Account. All funds on deposit in the CO Escrow Account shall be invested in Eligible Investments (as shall be specified by the Subordinated Purchaser, as investment agent, in writing to the Escrow Bank and the Agent; provided, that if the Subordinated Purchaser shall fail to specify such Eligible Investments in a timely manner, the Agent may specify such Eligible Investments) which shall mature not later than the Business Day preceding the next Distribution Date and shall be held to maturity. All such investments shall be made in the name of the Escrow Bank, as agent, and held by the Escrow Bank, or its nominee, for the benefit of the Agent. The Escrow Bank shall not be liable for any loss incurred in connection with any investment in the CO Escrow Account, except for losses in respect of investments in any investment issued or guaranteed by the Escrow Bank. Income earned on funds deposited to the CO Escrow Account, if any, shall be considered ap art of the CO Escrow Account.

	(d)     New CO Escrow Account.  In the event the
Escrow Bank ceases to be an Eligible Institution, the Agent shall, within ten days after learning thereof, establish a new CO Escrow Account (and transfer any balance and investments then in the CO Escrow Account to such new CO Escrow Account) at another Eligible
Institution.

	(e)     Statements for CO Escrow Account. On a
monthly basis, the Escrow Bank shall provide the Agent with a written statement with respect to the preceding calendar month regarding the CO Escrow Account in a form customary for statements provided by the Escrow Bank for other accounts held by it, which statement shall include, at a minimum, the amount on deposit in the CO Escrow Account, and the dates and amounts of all deposits, withdrawals and investment earnings with respect to the CO Escrow Account. The Escrow Bank shall promptly deliver a copy of each such statement to the Subordinated Purchaser and to the Servicer.

	(f)     Payments to CO Escrow Account.  On each
Distribution Date, commencing on any Distribution Date on which the Quarterly Charge-Off Ratio shall exceed
12% and continuing until the earlier of (i) the second
Distribution Date thereafter on which the Quarterly
Charge-Off Ratio shall be less than 12% and (ii) the Termination Date, the Subordinated Purchaser shall pay into the CO Escrow Account an amount such that, after giving effect to such payment, the aggregate funds on deposit in the CO Escrow Account shall at least be equal to an amount (the "Required CO Escrow Amount") equal to the product of (x) the sum of Purchaser
Capital plus "Purchaser Capital" (as defined in the Parallel Purchase Commitment) multiplied by (y) a percentage equal to the excess, if any, of the higher of the Quarterly Charge-Off Ratios for the two Due
Periods preceding such Distribution Date minus 12%.

	(g)     Payments from CO Escrow Account.  On each
Distribution Date preceding the Termination Date on
which the funds on deposit in the CO Escrow Account
exceed the Required CO Escrow Amount, the Agent agrees
to notify the Escrow Bank to pay such excess to the
Subordinated
                                3

Purchaser.  The form of Servicer Report
shall be amended to include the Required CO Escrow
Amount.

	If on any Distribution Date the amount available in the SP Escrow Account for payments pursuant to
Section 7.16(f) on such date is less than the sum of the New Purchaser Charge-Offs plus any existing unreimbursed Purchaser Charge-Offs and unreimbursed
"Purchaser Charge-Offs" (as defined in the Parallel
Purchase Commitment), the Agent on behalf of the Owners shall notify the Escrow Bank requesting payment of such insufficiency from the CO Escrow Account. To the extent funds are available in the CO Escrow Account, the Escrow Bank shall pay the amount requested to the Agent by noon New York City time on such Distribution
Date, and the Agent shall distribute such funds to the Purchasers and the Banks. Such payment and distribution of funds from the CO Escrow Account shall not result in any reduction of Purchaser Capital or "Purchaser Capital" (as defined in the Parallel
Purchase Commitment).

	(h) Pledge. The Subordinated Purchaser hereby pledges and assigns to the Agent for the benefit of the Purchasers and the Banks, and hereby grants to the Agent for the benefit of the Purchasers and the Banks, a security interest in, all of the Subordinated
Purchaser's right, title and interest in and to the CO
Escrow Account, including, without limitation, all funds of deposit therein, all investments arising out of such funds, all interest and any other income arising therefrom, all claims thereunder or in connection therewith, and all cash, instruments, securities, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of such account, such funds or such investments, and all money at any time in the possession or under the control of, or in transit to such account, or any bailee, nominee, agent or custodian of the Escrow Bank, and all proceeds and products of any of the foregoing. Except as provided in the preceding sentence, the Subordinated Purchaser may not assign, transfer or otherwise convey its rights under this Agreement to receive any amounts from the CO
Escrow Account.

		(i)     Termination of CO Escrow Account.
	Unless the balance in the CO Escrow Account has been sooner reduced to zero pursuant to paragraph (g) of this Section 7.17, on the date occurring on or immediately after the later of (i) the date on which the Adjusted Purchaser Capital is reduced to zero and
(ii) the date on which the "Adjusted Purchaser Capital"
(as defined in the Parallel Purchase Commitment) is reduced to zero, all funds then on deposit in the CO
Escrow Account shall be paid to the Subordinated
Purchaser, and the CO Escrow Account shall be closed.

	If, on the Distribution Date immediately following the second anniversary of the SP Escrow Establishment
Date, the CO Escrow Account shall not have been closed in accordance with the preceding sentence, then on such Distribution Date all funds then on deposit in the CO
Escrow Account shall be applied as follows: first, such funds, in an amount not in excess of the sum of Adjusted Purchaser Capital for such Distribution Date plus "Adjusted Purchaser Capital" (as defined in the Parallel Purchase Commitment) for such Distribution
Date, shall be paid to the Agent, and upon receipt of such funds, the Agent shall distribute such funds to the Purchasers and the Banks; and second, the balance, if any, shall be paid to the Subordinated Purchaser.
Upon the making of all payments described in the preceding sentence, the CO Escrow Account shall be closed."

		(ii)    The definition of "Adjusted Purchaser
Capital" in Exhibit I to the RPA is amended by adding the following phrase at the end thereof:

		", minus (d) the total amount of payments made to the Purchasers from the CO Escrow Account prior to such date."

		(iii)   The definition of "Escrow Bank" in
Exhibit I to the RPA is amended by adding the following phrase at the end thereof:

		"or the Eligible Institution then holding the CO
Escrow Account pursuant to Section 7.17 of the Agreement."

		(iv)    Paragraph (h) of Exhibit VI to the RPA
is amended by replacing the percentage "12%" in the last line thereof (which represents the maximum permitted Quarterly Charge-Off Ratio) with the percentage "15%";

		(v)     Paragraph (i) of Exhibit VI to the RPA
is amended by replacing the percentage "98.213%" in the third to last line thereof (which represents the maximum permitted Floating Allocation Percentage) with the percentage "98.276%";

		(vi)    Section 69 of Schedule A (Servicer
Report) to the RPA is amended by replacing the percentage "12%" in line (h) thereof with the percentage "15%" and by the addition of a line (i) thereto to calculate the Required CO Escrow Amount;

		(vii)   Notwithstanding anything to the
contrary contained in Section 7.06(a)of the RPA, this Amendment Agreement, if deemed by the Owner or its Affiliates to be a "material contract" under the Securities Exchange Act of 1934, as amended (the
"Exchange Act"), maybe filed by the

Owner with the Securities and Exchange Commission as an exhibit to an annual report on Form 10-K or a quarterly report on Form 10-Q under the Exchange Act, in each case without any special confidentiality requirement."

	SECTION 2. Confirmation of the Company Agreement. Each of Charming Shoppes and FSC (i) agrees that the Company Agreement applies to the RPA as amended by this Amendment Agreement and (ii) ratifies and confirms the Company Agreement in all respects and agrees that the Company Agreement shall remain in full force and effect in accordance with its terms, except that on and after the date hereof, each reference in the Company Agreement to "the RPA", "thereunder", "thereof" or words of like import referring to the RPA shall mean and be a reference to the RPA as amended by this Amendment Agreement.

	SECTION 3.      Conditions Precedent.   The
effectiveness of the amendments set forth in Section 1 are subject to the conditions precedent that the Agent shall have received each of the following, in form and substance satisfactory to the Agent:

		(i)     Certified copies of resolutions of the
Board of Directors of the Subordinated Purchaser approving this Amendment Agreement;

		(ii)    Favorable opinions of counsel for the
Subordinated Purchaser as to such matters as the Agent may reasonably request;

		(iii)   Evidence of compliance with the
provisions of Section 7.01(a) of the RPA with respect to this Amendment Agreement;

		(iv)    Evidence of consent of CapMAC to this
Amendment Agreement; and

		(v)     Evidence of consent of the required
number of banks party to the APA to this Amendment
Agreement.

	SECTION 4.      Representations and Warranties. (a)
Each of the Trustee, the Owner, the Servicer and the Subordinated Purchaser confirms that each of the representations and warranties made by it contained in Exhibit III to the RPA, as amended by this Amendment Agreement, is correct on and as of the date hereof as though made on and as of this date.

	(b) Each of Charming Shoppes and FSC confirms that each of the representations and warranties made by it contained in Section 5 of the Company Agreement, after giving effect to this Amendment Agreement, is correct on and as of the date hereof as though made on and as of this date.

	SECTION 5.      Confirmation of RPA.    Except as
herein expressly amended, the RPA is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. Each reference in the RPA to "this Agreement" shall mean the RPA as amended by this Amendment Agreement, and as hereinafter amended or restated.

	SECTION 6.      Governing Law.  THIS AMENDMENT AGREEMENT
SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS
OF THE STATE OF NEW YORK.

	SECTION 7. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Amendment Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

	IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



SELLER:                                      FIRST UNION NATIONAL BANK,
						not in its individual
						capacity but solely as
						the Trustee for CHARMING
						SHOPPES MASTER TRUST


					    By:
					       Title:  Vice President


SUBORDINATED
PURCHASER                                   FASHION SPC, INC.


					    By:
					       Title:  Vice President



OWNER/SERVICER:                             SPIRIT OF AMERICA NATIONAL BANK
					     as the Owner and the Servicer


					     By:
						Titla:    President


CXC:                                        CXC INCORPORATED

					    By:  Citicorp North America, Inc.
						 as Attorney-in-Fact


					    By:
					       Title:  Vice President


AGENT:                                     CITICORP NORTH AMERICA, INC.,
					      as Agent



					   By:
					      Title:  Vice President

Acknowledged and Agreed as to
	SECTIONS 2 and 4(b) only:



CHARMING SHOPPES:                            CHARMING SHOPPES, INC.


					     By:
						Title   Vice President


FSC:                                         FASHION SERVICE CORP.


					     By:
						Title   Vice President

			   Consent of Surety

	In accordance with Section 4.02(e) of the Insurance Agreement dated as of April 4, 1996 among the undersigned, CXC Incorporated, Spirit of America National Bank and the other parties thereto, the undersigned hereby consent to the Amendment to the Receivables Purchase Agreement in the form to which this Consent of Surety is attached.

				CAPITAL MARKETS ASSURANCE CORPORATION

				By:
					Title:

				Dated:  December 13, 1996

		     Consent of APA Bank

	In accordance with Section 6 of the Asset Purchase Agreement date as of April 4, 1996 among Citicorp North America, Inc., as Agent, the undersigned and the other banks parties thereto, the undersigned hereby consents to the Amendment to Receivables Purchase Agreement in the form to which this Consent of APA Bank is attached.

				     BANK HAPOALIM B.M.  (New York Branch)

				     By:
						Title:

		     Consent of APA Bank

	In accordance with Section 6 of the Asset Purchase Agreement date as of April 4, 1996 among Citicorp North America, Inc., as Agent, the undersigned and the other banks parties thereto, the undersigned hereby consents to the Amendment to Receivables Purchase Agreement in the form to which this Consent of APA Bank is attached.

					CREDIT COMMUNAL DE BELGIQUE S.A.

					By:
						Title:  General Manager


					By:
						Title:  Vice President

		       Consent of APA Bank
	In accordance with Section 6 of the Asset Purchase Agreement date as of April 4, 1996 among Citicorp North America, Inc., as Agent, the undersigned and the other banks parties thereto, the undersigned hereby consents to the Amendment to Receivables Purchase Agreement in the form to which this Consent of APA Bank is attached.

				RAIFFEISEN ZENTRALBANK OESTERREICH AG

				By:
					Title:

		       Consent of APA Bank

	In accordance with Section 6 of the Asset Purchase Agreement date as of April 4, 1996 among Citicorp North America, Inc., as Agent, the undersigned and the other banks parties thereto, the undersigned hereby consents to the Amendment to Receivables Purchase Agreement in the form to which this Consent of APA Bank is attached.

				UNITED STATES NATIONAL BANK OF OREGON

				By:
						Title:

		       Consent of APA Bank

	In accordance with Section 6 of the Asset Purchase Agreement date as of April 4, 1996 among Citicorp North America, Inc., as Agent, the undersigned and the other banks parties thereto, the undersigned hereby consents to the Amendment to Receivables Purchase Agreement in the form to which this Consent of APA Bank is attached.

				PEOPLES SECURITY LIFE INSURANCE COMPANY

				By:
						Title: